Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
    240.14a-12

                                  DRUCKER, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------
 3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                                  DRUCKER, INC.
                             #1-1035 Richards Street
                         Vancouver, B.C. Canada V6B 3E4

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD August 13, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of Drucker, Inc., (hereinafter referred to as "the Company") will be held at Vancouver, B.C., at 10:00 a.m., local time, for the following purposes:

         1. To elect five directors to hold office until the next annual meting of shareholders and qualification of their respective successors.

         2. To ratify the designation of Amisano Hanson as Independent Accountants for the annual period ending December 31, 2001.

         3. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

         The Board of Directors has fixed the closing of business on July 16, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying postage-paid envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                              /s/ Gerald W. Runolfson
                                              ----------------------------------
                                              Drucker, Inc.
                                              Gerald W. Runolfson, President

                                 PROXY STATEMENT

                                  DRUCKER, INC.

                             #1-1035 Richards Street
                          Vancouver, BC Canada V6B 3E4

                                ANNUAL MEETING OF

                             SHAREHOLDERS TO BE HELD

                                 August 13, 2001

         This Proxy Statement is being furnished to the shareholders of DRUCKER, INC., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, August 13, 2001 at #830-789 W. Pender Street, Vancouver, BC Canada. The Proxy Statement is first being sent or given to shareholders on or about July 20, 2001.

         PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

         WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A
         PROXY.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on July 16, 2001 have the right to receive notice of and to vote at the Annual Meeting. On August 13, 2001, the Company had issued and outstanding 32,476,250 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Ernest Cheung, Secretary, Drucker, Inc., #1-1035 Richards Street, Vancouver BC Canada V6B 3E4.

         HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

     The person named as proxy is Gerald Runolfson, a director of the Company.

         In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Program.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         As of the call date of the meeting, July 12, 2001, the total number of common shares outstanding and entitled to vote was 32,476,250.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

         Stock transfer records will remain open. Five days prior to mailing of the Proxy Statement shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of July 12, 2001, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title     Name and                                Amount and            Percent
of        Address of                              Nature of             of
Class     Beneficial Owner                        Beneficial Interest   Class
-----     ----------------                        -------------------   -------

Common    Richco Investors, Inc.                    9,225,000             28.4%
          789 W. Pender St., #830
          Vancouver, BC Canada V6C 1H2

Common    Gerald Runolfson                          512,500                1.5%
          President and Director
          4151 Rose Crescent
          West Vancouver, BC Canada

          a)       Porta-Pave Industries, Inc.      380,000
                   (owned by Runolfson family)
          b)       Gerald Runolfson,                132,499
                   Individually

Common    Ernest Cheung       (1)                   9,225,000             28.4%
          Secretary and Director
          609, Richards Drive
          Vancouver, BC Canada V7C 5R2

Common    Patrick Chan                              0                     0%
          Director and Chairman
          #7 Conduit Road, Flat 6E
          Hong Kong

Common    Joseph Tong                               0                     0%
          Director
          53 Allview Crescent
          North York, Ont., Canada
          M2J 2R4

Common    Ken A. Kow                                0                     0%
          Director
          2957, E 56 Avenue
          Vancouver, BC Canada V5S 2A2

(1)  Through Richco Investors, Inc.



                          VOTING REQUIRED FOR APPROVAL

         I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstensions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

         Compensation paid by the Company for all services provided during the fiscal year ended December 31, 2000, (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and (2) to all officers as a group is set forth below under directors. None.

         (b)Compensation Pursuant to Plans. None.

         (c)Other Compensation. None.

         (d)Compensation of Directors. None.

         Compensation paid by the Company for all services provided during the period ended December 31, 2000, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:


Name of Individual       Capacities
Number of Persons        in                      Cash               Stock
in Group                 Which Served            Compensation       Compensation
------------------       ------------            ------------       ------------

Gerald W. Runolfson       President                0                         0
Ernest Cheung             Secretary/Director       0                         0
Patrick Pak Ling Chan     Director/Chairman        0                         0
Joseph S. Tong            Director                 0                         0
Ken A. Kow                Director                 Less than $60,000         0

All directors as a group                           Less than $60,000         0


Committees and Meetings

         The Board held four meetings during the fiscal year ended December 31, 2000. The Board has standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also conferred from time to time as necessary. The Board has no standing nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

     The Audit Committee of the Board presently consists of Mr. Runolfson, Mr. Cheung and Mr. Chan. The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

         Messrs. Runolfson and Cheung currently serve on the Compensation Committee. The Compensation Committee will administer the Company's Employee Stock Award Plan (the "Plan") and determines the compensation to be paid to each of the Company's executive officers, employees, and Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation

Committee.  Messrs.  Runolfson  and  Cheung  are  members  of  the  Compensation
Committee.

Indemnification of Directors and Officers

         As permitted by Section 145 of the Delaware General Corporation Law, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

         The Company has entered into indemnification agreements with each of its directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by Section 145 of the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

         The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Ernest Cheung, Secretary, at #1-1035 Richards Street, Vancouver, BC Canada V6B 3E4.

                         BOARD OF DIRECTORS AND OFFICERS

          The persons listed below are Officers and the members of the Board of Directors. All are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

         The directors and executive officers of the Company as of May 31, 2001 are as follows:


                                                                 Period of
                                                                 Service As
                                                                 An Officer Or
     Name                  Age           Position(s)             Director
-----------------------  --------  ------------------------  -------------------
Gerald W. Runolfson         60     President & Director            Annual
Ernest Cheung               50     Secretary & Director            Annual
Patrick Pak Ling Chan       46     Director & Chairman             Annual
Joseph S. Tong              52     Director                        Annual
Ken A. Kow                  59     Director                        Annual

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

      Gerald William Runolfson, President and Director, age 60, has been President and Director of the Company since 1991. He received a Bachelor of Science in Civil Engineering in 1963 from the University of Saskatchewan, Canada. He studied Business Administration from 1970 - 1971 at the University of Alberta, Canada. From 1988 to 2000, he has been President of International Butec Industries Corp., Vancouver, BC, a company involved in mining exploration but switched to high tech (smart card technology) in 2000. He has resigned as an officer and director from Butec effective January 29, 2001. From 1991 to 1994 he was President of N-Viro Recovery, Inc. From 1994 to present he has been President of Elkon Products, Inc. of Vancouver, B.C.

     Ernest Cheung, Secretary and Director, age 50, received an MBA in Finance and Marketing from Queen's University, in Kingston, Ontario in 1975, and obtained a Bachelors Degree in Math in 1973 from University of Waterloo, Ontario. From 1984 to 1991 he was vice President and Director, Capital Group Securities, Ltd. in Toronto, Canada. From 1991 to 1993 he was Vice President of Midland Walwyn Capital, Inc. of Toronto, Canada. From 1993 to 1994 he was Vice Chairman, Tele Pacific International Communications Corp. of Vancouver, B.C. He has served or served as a director of the following companies:

Name of Issuer      Symbol  Market    Position   From   To
--------------      ------  ------    --------   ----   -------
Agro International   AOH     CDNX     President  Jan-97 Current  Agriculture
Holdings Inc.
China NetTV          CNHD    OTCBB    President  May-00 Current  Set-Top Box
Holdings Inc.*
Drucker, Inc.*       DKIN    OTCBB    Secretary  Apr-97 Current  Oil & Gas
ITI World Investment IWI.A   CDNX                Jun-98 Current  Beverage
Group Inc.                                                       Distribution
NetNation Commu-     NNCI    Nasdaq Small Cap.   Apr-99 Current  Domain Name
Nications Inc.                                                   Registration
Richco Investors     YRU.A   CDNX     President  May-95 Current  Investment
Inc.                                                             Holding
SpeechLink Commu-    SLCC    NASD Pink Sheet     May-98 Current  Telecommunica-
nication Corp.                                                   tion
Spur Ventures Inc.   SVU     CDNX                Mar-97 Current  Fertilizer
Xin Net Corp.*       XNET    OTCBB    Secretary  Mar-97 Current  China Internet

* Reporting Companies in US


      He has held a Canadian Securities license but is currently inactive. He has been a Director of Registrant and secretary since January 1997.

         Patrick Chan, age 46, has been a Director and Chairman since January 1997. He graduated from McGill University in Montreal, Quebec with a Bachelor of Commerce in Accounting in 1977. He is a Chartered Accountant in British Columbia (since 1980). From 1992 to 1993 he was executive assistant to the Chairman, Solid Pacific Enterprises, a company engaged in manufacturing and distribution of confectionery products in Hong Kong and China. From 1985 to 1992 he was employed at Coopers & Lybrand, Toronto, Canada, and focused on mergers and acquisitions. From 1993 to 1995 he was a registered Securities Representative with Bache Securities. From 1995 to present, he has been a consultant to various public and private companies in Hong Kong.

     Joseph S. Tong, age 52, has been a director since January 1997. Mr. Tong matriculated from La Salle College, Kowloon, Hong Kong in 1968. From 1986 to 1990 he was a Branch Manager for Canadian Imperial Bank of Commerce. From 1990 to 1994 he was Regional Manager, Asian Banking, Canadian Imperial Bank of Commerce. From 1994 to 1995 he was President of China Growth Enterprises Corporation. From 1995 to present he has been a Director, Corporate Finance, of Corporate Capital Group in Ontario, Canada. He is currently a director of Agro International Holdings, Inc. of Vancouver, B.C. since January 1997 and Global Pacific Minerals, Inc. of Vancouver, B.C. since January 1997.

     Ken A. Kow, Director , age 59,was appointed as director in 2000, and has been a consultant to the Company and Manager, Petroleum Operations in charge of petroleum exploration since 1997. He received a Bachelor of Science in Chemistry in 1965 and a Ph.D in Chemistry in 1980 from University of London, England. From 1984 to 1986, he was Manager of Core Analysis with Geotechnical Resources, Ltd. in Calgary, Alberta and from 1986 to 1988 he was Technical Manager with C&G Laboratories in Calgary, Alberta. From 1988 to 1997 he was employed with Waha Oil Company as a Petroleum Analyst in Tripoli, Libya, North Africa. He has served as Secretary since 1997 to present and as Director since 1998 to present, of Richco Investors, Inc. (CDN, and CDNX from 2000).

                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is five. The Board has nominated five (5) persons. At this Annual Meeting, a Board of five (5) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

         All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is discussed on pages 9 and 10 of this Proxy Statement.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

         Gerald W. Runolfson
         Ernest Cheung
         Patrick Pak Ling Chan
         Joseph S. Tong
         Ken A. Kow

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                                   Proposal #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Amisano Hanson, Independent Public Accountants, of Vancouver, BC, have been engaged as the Certifying accountants for the period through fiscal year 2001 and shareholders are asked to ratify such engagement. Ratification of the appointment of Amisano Hanson, as the Company's independent public accountants for the fiscal year ending December 31, 2001 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Amisano Hanson for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Amisano Hanson are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

         Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Amisano Hanson as independent accountants for the Company's fiscal year ending December 31, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at #1-1035 Richards Street, Vancouver, BC Canada V6B 3E4, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2002.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: July 12, 2001
                                       By Order of the Board of Directors

                                           /s/ Gerald W. Runolfson
                                       By: ----------------------------------
                                            Gerald W. Runolfson, President

FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                                DRUCKER, INC.
             #1-1035 Richards Street, Vancouver, BC, Canada V6B 3E4
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, August 13, 2001



     The undersigned hereby appoints Gerald Runolfson proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Drucker, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on August 13, 2001, at 10:00 a.m., at #830-789 West Pender Street, Vancouver, BC, Canada V6C 1H2, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  Ernest Cheung, Patrick Chan,  Joseph S. Tong, Ken A. Kow
                     and Gerald W. Runolfson

                  [_] FOR: nominees listed above (except as marked to the con-trary below).


                  [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the designation of Amisano Hanson as independent accountants for the period ending December 31, 2001:

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3.       To transact such other business as may properly come before the Annual
Meeting.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


                                        ----------------------------------------
                                              Signature of Stockholder

                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________ , 2001

                                                     IMPORTANT:  If  shares  are
                                                     jointly owned,  both owners
                                                     should sign.  If signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian  or  other  person
                                                     signing in a representative
                                                     capacity,  please give your
                                                     full  title as  such.  If a
                                                     corporation, please sign in
                                                     full   corporate   name  by
                                                     President      or     other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.